UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) September 28, 2006

GLOBAL POWER EQUIPMENT GROUP INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-16501	73-1541378
(Commission File Number)	(IRS Employer Identification No.)

6120 S. Yale, Suite 1480, Tulsa, Oklahoma	74136
(Address of Principal Executive Offices)	(Zip Code)

(918) 488-0828

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On September 28, 2006, Global Power Equipment Group Inc. (the “Company”) issued a press release announcing, among other things, that the Company and its U.S. subsidiaries had filed voluntary petitions for reorganization under Chapter 11 of the U.S. Bankruptcy Code and the completion of the Jones Day review. The press release is attached hereto as Exhibit 99 and is hereby incorporated by reference into this Item 8.01.

With respect to the Jones Day review, the Company desires to make clear that the views expressed in the press release as to the results of the review are solely those of the Company. Jones Day did not review or approve the statements in the press release.

Item 9.01. Financial Statements and Exhibits.

(d)    The following exhibit is filed herewith:

99    Press Release dated September 28, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL POWER EQUIPMENT GROUP INC.

Date: October 10, 2006	By:	/s/ Candice L. Cheeseman
Candice L. Cheeseman General Counsel and Secretary

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EXHIBIT INDEX

Exhibit No.	Description

99	Press Release dated September 28, 2006.

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